UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22398

Spinnaker ETF Series
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina 27804

(Address of principal executive offices)  (Zip code)

Paracorp Inc.

2140 South Dupont Hwy, Camden, DE 19934

(Name and address of agent for service)

Registrant’s telephone number, including area code: 252-972-9922

Date of fiscal year end: April 30

Date of reporting period: April 30, 2025

Item 1. Report to Stockholders.

(a)

Genter Capital Dividend Income ETF Tailored Shareholder Report

Genter Capital Dividend Income ETF

Ticker: GEND

Exchange: NYSE Arca

annual Shareholder Report April 30, 2025

This annual shareholder report contains important information about Genter Capital Dividend Income ETF for the period January 13, 2025 (commencement of operations) to April 30, 2025. You can find additional information about the Fund at https://genterfunds.com/GEND/. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GEND	$1¹	0.38%

¹ Based on operations for the period from January 13, 2025 to April 30, 2025. Expenses for the full fiscal year would be higher.

How did the Fund perform last year and what affected its performance?

For the period January 13, 2025 to April 30, 2025, the Fund returned 0.88%. The Fund outperformed the S&P 500 Index and the Russell 1000 Value Index, which returned -4.07% and -0.21%, respectively, for the same period.

What factors influenced performance?

During the period, changes in US tariff policy and a fear of increased global tariffs materially increased equity volatility.Cooling domestic inflation along with healthy employment numbers have also been a tailwind to the equity markets.

The Fund focuses on companies that pay higher dividend yields and is underweight in large cap growth companies that historically pay little or no dividends.The Fund’s underweight positions in the Technology and Consumer Discretionary sectors along with the strong performance of the security selections in the Communications and Healthcare sectors led to the Fund’s outperformance.

The main contributors to performance include:

• CVS Health Corp: The company provided 2025 guidance that suggests a rebound is starting.  Management set achievable guidance with opportunities for upside.

•  AT&T: Q4 2024 was another quarter of solid results. The company had strong service revenue and wireless margins showed improvement year-over-year.

•  Gilead Sciences: Earnings guidance range was above current consensus with another year of margin expansion.  HIV revenue grew 16% while oncology revenue grew 10%.

The main detractors to performance include:

•  United Parcel Service: The company effectively pulled full year guidance due to uncertainty around trade.Q2 guidance was below expectations.

•  Dow Inc.: While the company has seen volumes grow, pricing has remained challenging.All three segments of the company experienced declining pricing.

• Northern Trust: While Net Interest Margins were strong, fees were below expectations.Operating expenses are elevated as the company is finishing its accelerated investment in modernization.

How did the Fund perform since inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance

From January 13, 2025 through April 30, 2025

Initial Investment of $10,000

GEND ($10,088)
S&P 500 Index ($9,588)
Russell 1000 Value Index ($9,978)
10,800
10,600
10,400
10,200
10,000
9,800
9,600
9,400
1/13/2025
1/31/2025
2/28/2025
3/31/2025
4/30/2025

Average Annual Total Returns

	3 Month	Since Inception
GEND	-3.86%	0.89%
S&P 500 Index	-7.50%	-4.07%
Russell 1000 Value Index	-5.36%	-0.21%

Genter Capital Dividend Income ETF Tailored Shareholder Report

Key Fund Statistics

(as of April 30, 2025)

Fund Net Assets	$601,651
Number of Holdings	34
Advisory Fee Paid	$355
Portfolio Turnover	10.12%

What did the Fund invest in?

(as of April 30, 2025)

Sector Breakdown (% of net assets)

Health Care
19.5%
Financials
16.7%
Energy
10.5%
Consumer Staples
10.0%
Industrials
8.2%
Technology
7.7%
Materials
7.3%
Communications
6.7%
Utilities
6.2%
Consumer Discretionary
4.1%
Other
3.1%

Top Ten Holdings	(% of Total Net Assets)
Enbridge Inc	4.7%
Altria Group Inc	4.4%
AT&T Inc	4.1%
Cisco Systems Inc	3.9%
M&T Bank Corp	3.9%
CVS Health Corp	3.8%
JPMorgan Chase & Co	3.7%
Blackrock Inc	3.6%
Chevron Corp	3.5%
Evergy Inc	3.3%

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://genterfunds.com/GEND/.

Genter Capital International Dividend ETF Tailored Shareholder Report

Genter Capital International Dividend ETF

Ticker: GENW

Exchange: NYSE Arca

annual Shareholder Report April 30, 2025

This annual shareholder report contains important information about Genter Capital International Dividend ETF for the period January 13, 2025 (commencement of operations) to April 30, 2025. You can find additional information about the Fund at https://genterfunds.com/GENW/. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GENW	$1¹	0.38%

¹ Based on operations for the period from January 13, 2025 to April 30, 2025. Expenses for the full fiscal year would be higher.

How did the Fund perform last year and what affected its performance?

For the period January 13, 2025 to April 30, 2025, the Fund returned 13.41%. The Fund outperformed the S&P 500 Index, which returned -4.07%, but underperformed the MSCI EAFE Value Index, which returned 17.84%, for the same period.

What factors influenced performance?

The Fund focuses on stocks that pay higher dividend yields and is underweight in large cap growth companies that historically pay little or no dividends.The Fund’s underweight positions in the Technology sector along with the strong performance of the security selections in the Financials, Industrials and Communication Services sectors led to the Fund’s outperformance.

The main contributors to performance include:

• BAE Systems: Large beneficiary of the positive inflection in European/Asian defense spending because of pressure from the US Administration, new UK govt increasing their defense budget and the prospect for a next generation UK-Italian-Japanese fighter jet.

• Orange: Ended a shaky FY24 on a high note with strong Q4 2024 results and bullish 2025 guide.French consolidation and Spanish optionality provide further catalysts.

• AXA: Restructured XL unit along with a strong capital position sets up the company to deliver strong earnings growth and one of the most attractive capital return profiles among peers.

The main detractors to performance include:

• Nomura Holdings: Destabilization of the Japanese equity market due to US tariffs and recent announced acquisitions in US/Europe asset management have acted as overhangs on the stock.Q4 2024 earnings were viewed as stable, however the announced ¥60 billion share buyback was likely viewed as disappointing.

• BP Plc: Lower crude oil prices driven by higher-than-expected production quotas set by OPEC+ as well as the prospect of a global economic slowdown exacerbated by US tariffs.Q1 2025 results also missed expectations as the company attempts to return to the old playbook of conventional oil and gas.

• Schneider Electric: Lower than expected Q1 2025 organic sales growth driven by Western Europe and ROW regions.Although 2025 guidance was reiterated, updated exchange rate assumptions imply downside to consensus earnings.

How did the Fund perform since inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance

From January 13, 2025 through April 30, 2025

Initial Investment of $10,000

GENW ($11,341)
S&P 500 Index ($9,588)
MSCI EAFE Value index ($11,784)
12,000
11,500
11,000
10,500
10,000
9,500
1/13/2025
1/31/2025
2/28/2025
3/31/2025
4/30/2025

Average Annual Total Returns

	3 Month	Since Inception
GENW	9.13%	13.41%
S&P 500 Index	-7.50%	-4.07%
MSCI EAFE Value index	10.80%	17.84%

Genter Capital International Dividend ETF Tailored Shareholder Report

Key Fund Statistics

(as of April 30, 2025)

Fund Net Assets	$677,735
Number of Holdings	33
Advisory Fee Paid	$325
Portfolio Turnover	8.81%

What did the Fund invest in?

(as of April 30, 2025)

Sector Breakdown (% of net assets)

United Kingdom
Japan
France
Canada
Other
Germany
Short-Term Investment
Italy
Netherlands
Spain
Sweden
28.7%
16.6%
14.8%
8.9%
7.8%
5.6%
4.0%
3.5%
3.4%
3.4%
3.3%

Top Ten Holdings	(% of Total Net Assets)
BAE Systems PLC	6.0%
Mitsubishi UFJ Financial Group Inc	4.2%
Sumitomo Mitsui Financial Group Inc	4.1%
Barclays PLC	4.1%
Goldman Sachs Financial Square Government Fund	4.0%
Enbridge Inc	3.8%
Allianz SE	3.6%
Enel SpA	3.5%
AXA SA	3.4%
BNP Paribas SA	3.4%

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://genterfunds.com/GENW/.

Genter Capital Taxable Quality Intermediate ETF Tailored Shareholder Report

Genter Capital Taxable Quality Intermediate ETF

Ticker: GENT

Exchange: NYSE Arca

annual Shareholder Report April 30, 2025

This annual shareholder report contains important information about Genter Capital Taxable Quality Intermediate ETF for the period May 21, 2024 (commencement of operations) to April 30, 2025. You can find additional information about the Fund at https://genterfunds.com/GENT/. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GENT	$4¹	0.38%

¹ Based on operations for the period from May 21, 2024 to April 30, 2025. Expenses for the full fiscal year would be higher.

How did the Fund perform last year and what affected its performance?

For the period May 21, 2024 to April 30, 2025, the Fund returned 6.68%. The Fund outperformed the Bloomberg U.S. Aggregate Bond Index, which returned 5.86%, and performed the same as the Bloomberg Intermediate US Gov/Credit Index, which returned 6.68%, for the same period.

What factors influenced performance?

The Fund’s outperformance of its benchmark was largely driven by an underweight allocation to the securitized debt sector.Additionally, the fund outperformed due to taking less interest rate risk than the benchmark index as interest rates increased across the curve.

The main contributors to performance include:

• M & T Bank 7.413% 10/30/29

• Cheniere Energy 4.625% 10/15/28

• Tri Point Homes 5.70% 6/15/28

The main detractors to performance include:

• HF Sinclair 5.75% 1/15/31

• Citigroup FRN 10/30/24

• Morgan Stanley 4.679% 7/17/26

How did the Fund perform since inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance

From May 21, 2024 through April 30, 2025

Initial Investment of $10,000

GENT ($10,668)
Bloomberg U.S. Aggregate Bond Index ($10,585)
Bloomberg Intermediate US Gov/Credit Index ($10,668)
10,700
10,600
10,500
10,400
10,300
10,200
10,100
10,000
9,900
5/21/2024
5/31/2024
6/30/2024
7/31/2024
8/31/2024
9/30/2024
10/31/2024
11/30/2024
12/31/2024
1/31/2025
2/28/2025
3/31/2025
4/30/2025

Average Annual Total Returns

	3 Month	6 Month	Since Inception
GENT	2.53%	3.09%	6.68%
Bloomberg U.S. Aggregate Bond Index	2.64%	2.57%	5.86%
Bloomberg Intermediate US Gov/Credit Index	2.79%	3.37%	6.68%

Genter Capital Taxable Quality Intermediate ETF Tailored Shareholder Report

Key Fund Statistics

(as of April 30, 2025)

Fund Net Assets	$38,393,279
Number of Holdings	44
Advisory Fee Paid	$51,599
Portfolio Turnover	56.87%

What did the Fund invest in?

(as of April 30, 2025)

Sector Breakdown (% of net assets)

United States Treasury Notes
51.4%
Financials
22.6%
Energy
7.8%
Utilities
5.1%
Health Care
3.3%
Communications
2.9%
Technology
2.3%
Consumer Discretionary
1.7%
Industrials
1.6%
Other
1.3%

Top Ten Holdings	(% of Total Net Assets)
United States Treasury Note, 3.875% 9/30/29	12.4%
United States Treasury Note, 2.875% 5/15/32	9.8%
United States Treasury Note, 4% 1/31/31	7.4%
United States Treasury Note, 4.625% 2/15/35	7.1%
United States Treasury Note, 3.5% 2/15/33	5.0%
United States Treasury Note, 1.25% 3/31/28	5.0%
United States Treasury Note, 4.625% 11/15/26	4.7%
Goldman Sachs Group Inc/The, 5.727% 4/25/30	3.2%
Utah Acquisition Sub Inc, 3.95% 6/15/26	2.6%
Transcanada Trust, 5.875% 8/15/76	1.9%

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://genterfunds.com/GENT/.

Genter Capital Municipal Quality Intermediate ETF Tailored Shareholder Report

Genter Capital Municipal Quality Intermediate ETF

Ticker: GENM

Exchange: NYSE Arca

annual Shareholder Report April 30, 2025

This annual shareholder report contains important information about Genter Capital Municipal Quality Intermediate ETF for the period May 21, 2024 (commencement of operations) to April 30, 2025. You can find additional information about the Fund at https://genterfunds.com/GENM/. You can also request this information by contacting us at (800) 773-3863.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
GENM	$4¹	0.38%

¹ Based on operations for the period from May 21, 2024 to April 30, 2025. Expenses for the full fiscal year would be higher.

How did the Fund perform last year and what affected its performance?

For the period May 21, 2024 to April 30, 2025, the Fund returned 3.42%. The Fund outperformed the Bloomberg Municipal Bond Index and the Bloomberg Municipal Bond 5 Year Index, which returned 1.02% and 2.67%, respectively, for the same period.

What factors influenced performance?

The Fund’s out performance of its benchmark was largely driven by its participation in the primary market and the capture of spread compression on select new issues.The new issue market remains a key source for performance.Longer-duration holdings created a headwind for overall performance as the tax-exempt yield curve steepened during the period.

The main contributors to performance include:

• Aurora IN Sch Dist GO 5.00% 2038 (AA1)

• Arizona Student Housing RV 5.00% 2030 (AA)

• Richmond VA Housing Auth RV 4.50% 2040 (AAA)

The main detractors to performance include:

• Bradley IL GO 5.00% 2035 (AA)

• Joplin MO IDA 5.00% 2039 (A+)

• Grand County CO 5.00% 2036 (AA-)

How did the Fund perform since inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Cumulative Performance

From May 21, 2024 through April 30, 2025

Initial Investment of $10,000

GENM ($10,342)
Bloomberg Municipal Bond Index ($10,102)
Bloomberg Municipal Bond 5 Year Index ($10,267)
$10,500
$10,400
$10,300
$10,200
$10,100
$10,000
$9,900
5/21/2024
5/31/2024
6/30/2024
7/31/2024
8/31/2024
9/30/2024
10/31/2024
11/30/2024
12/31/2024
1/31/2025
2/28/2025
3/31/2025
4/30/2025

Average Annual Total Returns

	3 Month	6 Month	Since Inception
GENM	0.09%	1.10%	3.42%
Bloomberg Municipal Bond Index	-1.52%	-0.78%	1.02%
Bloomberg Municipal Bond 5 Year Index	-0.24%	0.40%	2.67%

Genter Capital Municipal Quality Intermediate ETF Tailored Shareholder Report

Key Fund Statistics

(as of April 30, 2025)

Fund Net Assets	$4,513,177
Number of Holdings	61
Advisory Fee Paid	$3,109
Portfolio Turnover	51.62%

What did the Fund invest in?

(as of April 30, 2025)

State Breakdown (% of net assets)

Other
36.0%
Texas
11.2%
Massachusetts
9.8%
Colorado
8.4%
Missouri
6.5%
Illinois
5.5%
Arkansas
5.0%
Nebraska
4.8%
Washington
4.6%
Iowa
4.2%
Alaska
4.0%

Top Ten Holdings	(% of Total Net Assets)
Fidelity Government Portfolio	9.8%
PEFA Inc	4.2%
City of Hope AR Sales & Use Tax Revenue	4.1%
Missouri Development Finance Board	4.1%
Alaska Municipal Bond Bank Authority	4.0%
Arlington Higher Education Finance Corp	4.0%
City of Chicago IL	3.8%
Pennsylvania Economic Development Financing Authority	3.5%
Central Plains Energy Project	3.4%
Columbus County Housing Authority	3.4%

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://genterfunds.com/GENM/.

(b)       Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 19(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the collective knowledge and experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Audit fees billed for the Genter Capital Dividend Income ETF, Genter Capital International Dividend ETF, Genter Capital Municipal Quality Intermediate ETF, and Genter Capital Taxable Quality Intermediate ETF (the “Funds”) for the initial fiscal year are reflected in the table below. For the initial fiscal year ended April 30, 2025, these amounts represent aggregate fees billed for professional services rendered by the Funds’ independent accountant, Tait, Weller & Baker, LLP (“Accountant”), in connection with the audit of the Funds’ annual financial statements and for services that are normally provided by the Accountant in connection with the Funds’ statutory and regulatory filings for that fiscal year.

Fund	April 30, 2025
Genter Capital Dividend Income ETF	$12,000
Genter Capital International Dividend ETF	$12,000
Genter Capital Municipal Quality Intermediate ETF	$12,000
Genter Capital Taxable Quality Intermediate ETF	$12,000

(b)	Audit-Related Fees

These amounts represent fees billed in the Funds’ initial fiscal year ended April 30, 2025, for professional services rendered by the Accountant in connection with two semi-annual examinations and a surprise examination of the 17f-1 security counts.

Fund	April 30, 2025
Genter Capital Dividend Income ETF	$5,500
Genter Capital International Dividend ETF	$5,500
Genter Capital Municipal Quality Intermediate ETF	$5,500
Genter Capital Taxable Quality Intermediate ETF	$5,000

(c)	Tax Fees

These amounts represent the aggregate fees billed in the Funds’ initial fiscal year ended April 30, 2025, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Funds’ federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	April 30, 2025
Genter Capital Dividend Income ETF	$3,000
Genter Capital International Dividend ETF	$3,000
Genter Capital Municipal Quality Intermediate ETF	$3,000
Genter Capital Taxable Quality Intermediate ETF	$3,000

(d)	All Other Fees

There were no other fees billed in the Funds’ initial fiscal year ended April 30, 2025, for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Funds’ Board of Trustees pre-approved the engagement of the Accountant for the Funds’ initial fiscal year ended April 30, 2025, at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the Funds and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the Funds’ investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the Funds for services rendered for the initial fiscal year ended April 30, 2025, are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Funds’ investment advisor, or any other entity controlling, controlled by, or under common control with the Funds’ investment advisor for the Funds’ initial fiscal year ended April 30, 2025.

Fund	April 30, 2025
Genter Capital Dividend Income ETF	$3,000
Genter Capital International Dividend ETF	$3,000
Genter Capital Municipal Quality Intermediate ETF	$3,000
Genter Capital Taxable Quality Intermediate ETF	$3,000

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Funds are listed issuers as defined in Rule 10A-3 under the Exchange Act of 1934 and have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The Funds’ audit committee members are Thomas R. Galloway and Jesse S. Eberdt, III.

(b)	Not applicable.

Item 6.	Investments.

(a)	A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ANNUAL FINANCIAL STATEMENTS

As of April 30, 2025

The financial statements and other information contained herein are submitted for the general information of the shareholders of the Genter Capital Dividend Income ETF, Genter Capital International Dividend ETF, Genter Capital Municipal Quality Intermediate ETF, and the Genter Capital Taxable Quality Intermediate ETF (each a “Fund” and collectively, the “Funds” or the “Genter ETFs”). The Genter ETFs’ shares are not deposits or obligations of, or guaranteed by, any depository institution. The Genter ETFs’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Genter Capital Municipal Quality Intermediate ETF

Schedule of Investments

As of April 30, 2025

	Principal	Interest Rate	Maturity Date	Value
Asset-Backed Securities - 0.86%
Richmond Redevelopment & Housing Authority (Cost $40,154)	$39,763	4.500%	5/1/2040	$38,849
Municipal Bonds - 96.68%
Alaska Municipal Bond Bank Authority	175,000	5.000%	12/1/2027	180,756
Apache County Unified School District No 8 Window Rock	20,000	5.000%	7/1/2033	21,060
Arizona Industrial Development Authority	40,000	5.000%	6/1/2030	41,611
Arlington Higher Education Finance Corp	175,000	5.000%	8/15/2026	179,503
Arlington Higher Education Finance Corp	20,000	4.000%	12/1/2026	20,233
Benton Washington Regional Public Water Authority	40,000	4.000%	10/1/2034	39,800
Black Belt Energy Gas District	50,000	4.000%	12/1/2049	50,015
Black Belt Energy Gas District	65,000	4.000%	10/1/2052	65,027
Central Florida Tourism Oversight District	45,000	5.000%	6/1/2025	45,033
Central Plains Energy Project	60,000	4.000%	12/1/2049	59,964
Central Plains Energy Project	150,000	5.000%	5/1/2053	154,677
Chandler Industrial Development Authority	40,000	5.000%	9/1/2052	40,352
City & County of Honolulu HI	50,000	5.000%	6/1/2027	50,808
City of Chicago IL	170,000	3.200%	10/1/2028	169,374
City of Excelsior Springs MO	35,000	4.000%	3/1/2031	35,499
City of Hope AR Sales & Use Tax Revenue	175,000	5.000%	6/1/2033	185,104
City of Shreveport LA	75,000	5.000%	3/1/2029	79,402
Colorado Educational & Cultural Facilities Authority	40,000	5.000%	1/15/2034	42,972
Columbus County Housing Authority	150,000	5.000%	4/1/2028	154,011
Copperleaf Metropolitan District No 4	100,000	5.000%	12/1/2040	103,819
County of Florence SC	70,000	5.000%	12/1/2031	75,149
County of Grand CO	100,000	5.000%	12/1/2036	109,065
County of Pennington SD	100,000	4.000%	6/1/2032	100,054
Crockett County Consolidated Common School District No 1	100,000	5.000%	8/15/2030	106,961
Cumberland County Industrial Facilities & Pollution Control Financing Authority	85,000	3.750%	12/1/2027	84,790
Grand Traverse County Hospital Finance Authority	55,000	5.000%	7/1/2033	57,983
Horizon Regional Municipal Utility District	40,000	4.000%	2/1/2035	38,979
Illinois Finance Authority	20,000	5.000%	3/1/2026	20,155
Jenison Public Schools	25,000	5.000%	5/1/2038	26,426
Joplin Industrial Development Authority	50,000	5.000%	2/15/2039	52,161
Kaufman County Municipal Utility District No 3	50,000	6.500%	3/1/2032	56,288
Kentucky Public Energy Authority	135,000	5.250%	6/1/2055	141,768
Madison-Macoupin Etc Counties Community College District No 536/IL	20,000	4.000%	11/1/2025	20,035
Maine Health & Higher Educational Facilities Authority	10,000	5.000%	7/1/2029	10,446
Memphis-Shelby County Airport Authority	20,000	5.000%	7/1/2025	20,034
Meridian Village Metropolitan District No 1	75,000	5.000%	12/1/2034	82,015
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd	100,000	5.000%	10/1/2028	103,451
Metropolitan Washington Airports Authority Aviation Revenue	45,000	5.000%	10/1/2026	45,869
Miami-Dade County Housing Finance Authority	40,000	5.000%	10/1/2026	40,190
Missouri Development Finance Board	175,000	5.000%	12/1/2029	184,669
Monarch-Chesterfield Levee District	20,000	5.000%	3/1/2031	21,317
New Hope Higher Education Finance Corp	15,000	4.000%	8/15/2027	15,107
New Mexico Municipal Energy Acquisition Authority	100,000	5.000%	6/1/2054	104,147
Oklahoma County Finance Authority	45,000	5.000%	9/1/2026	46,010
Park Creek Metropolitan District	40,000	5.000%	12/1/2036	42,301
Patriots Energy Group Financing Agency	20,000	5.250%	10/1/2054	21,072

See Notes to Financial Statements

Genter Capital Municipal Quality Intermediate ETF

Schedule of Investments (continued)

As of April 30, 2025

	Principal	Interest Rate	Maturity Date	Value
Municipal Bonds (continued)
PEFA Inc	$185,000	5.000%	9/1/2049	$187,677
Pennsylvania Economic Development Financing Authority	150,000	5.000%	3/15/2060	157,863
Port of Corpus Christi Authority of Nueces County	35,000	5.000%	12/1/2025	35,313
Port of Portland OR Airport Revenue	85,000	5.000%	7/1/2038	86,071
Port of Seattle WA	150,000	5.000%	5/1/2034	152,795
Public Finance Authority	75,000	5.000%	11/15/2025	75,464
Southeast Alabama Gas Supply District/The	60,000	5.000%	8/1/2054	62,854
St Peter Independent School District No 508	35,000	5.000%	2/1/2039	36,665
United Local School District	20,000	4.000%	12/1/2032	20,429
Village of Bradley IL	35,000	5.000%	12/15/2035	37,351
Viridian Municipal Management District	50,000	6.250%	12/1/2027	53,205
Waterbury Housing Authority	60,000	4.250%	7/1/2039	59,499
Whatcom County Public Utility District No 1	50,000	5.000%	12/1/2030	52,834
Total Municipal Bonds (Cost $4,395,131)				4,363,482

Short-Term Investment - 9.78%	Shares
Fidelity Government Portfolio, 4.19% (a) (Cost $441,189)	441,189	441,189
Investments, at Value (Cost $4,876,474) - 107.32%		4,843,520
Liabilities in Excess of Other Assets - (7.32)%		(330,343)
Net Assets - 100.00%		$4,513,177

(a) Represents 7-day effective SEC yield as of April 30, 2025.

See Notes to Financial Statements

Genter Capital Taxable Quality Intermediate ETF

Schedule of Investments

As of April 30, 2025

	Principal	Interest Rate	Maturity Date	Value
Corporate Bonds - 47.26%
Communications - 2.91%
Charter Communications Operating LLC	$560,000	4.908%	7/23/2025	$559,222
Sprint Capital Corp	525,000	6.875%	11/15/2028	559,781
				1,119,003
Consumer Discretionary - 1.66%
Ford Motor Co	100,000	7.450%	7/16/2031	105,305
Marriott International Inc/MD	250,000	5.100%	4/15/2032	248,734
Tri Pointe Homes Inc	285,000	5.700%	6/15/2028	284,288
				638,327
Energy - 7.77%
Cheniere Energy Inc	650,000	4.625%	10/15/2028	642,779
Cheniere Energy Partners LP	610,000	4.000%	3/1/2031	569,189
Enbridge Inc	425,000	6.000%	1/15/2077	416,500
HF Sinclair Corp	620,000	5.750%	1/15/2031	613,569
Transcanada Trust	750,000	5.875%	8/15/2076	740,625
				2,982,662
Financials - 22.59%
Aircastle Ltd	580,000	4.250%	6/15/2026	573,494
Ally Financial Inc	100,000	8.000%	11/1/2031	110,420
Ares Capital Corp	620,000	3.875%	1/15/2026	614,205
Bank of America Corp	555,000	4.827%	7/22/2026	555,606
Bank of America Corp	650,000	1.658%	3/11/2027	633,821
Citigroup Inc	300,000	3.887%	1/10/2028	296,615
Citigroup Inc	300,000	5.174%	2/13/2030	304,111
Digital Realty Trust LP	400,000	3.600%	7/1/2029	384,732
Goldman Sachs Group Inc/The	1,200,000	5.727%	4/25/2030	1,241,613
Iron Mountain Inc	500,000	6.250%	1/15/2033	498,125
JPMorgan Chase & Co	375,000	5.103%	4/22/2031	381,097
Lincoln National Corp	200,000	9.250%	9/1/2025	211,500
M&T Bank Corp	600,000	7.413%	10/30/2029	643,526
Morgan Stanley	625,000	5.230%	1/15/2031	634,370
Safehold GL Holdings LLC	496,000	2.850%	1/15/2032	421,048
Synchrony Financial	600,000	3.950%	12/1/2027	581,810
Wells Fargo & Co	570,000	5.574%	7/25/2029	585,143
				8,671,236
Health Care - 3.31%
Teva Pharmaceutical Finance Netherlands III BV	300,000	3.150%	10/1/2026	289,500
Utah Acquisition Sub Inc	1,000,000	3.950%	6/15/2026	982,972
				1,272,472
Industrials - 1.59%
RTX Corp	600,000	5.750%	11/8/2026	611,213

Technology - 2.34%
Cisco Systems Inc	400,000	4.550%	2/24/2028	405,932
VMware LLC	500,000	3.900%	8/21/2027	492,196
				898,128
Utilities - 5.09%
Duke Energy Corp	300,000	2.650%	9/1/2026	292,930
Duke Energy Corp	500,000	4.300%	3/15/2028	498,413
NextEra Energy Capital Holdings Inc	550,000	5.749%	9/1/2025	551,895
NextEra Energy Capital Holdings Inc	600,000	5.050%	3/15/2030	609,382
				1,952,620
Total Corporate Bonds (Cost $18,037,934)				18,145,661

See Notes to Financial Statements

Genter Capital Taxable Quality Intermediate ETF

Schedule of Investments (continued)

As of April 30, 2025

	Principal	Interest Rate	Maturity Date	Value
United States Treasury Notes - 51.43%
	$1,800,000	4.625%	11/15/2026	$1,823,484
	2,035,000	1.250%	3/31/2028	1,902,407
	4,720,000	3.875%	9/30/2029	4,748,394
	2,820,000	4.000%	1/31/2031	2,841,260
	4,050,000	2.875%	5/15/2032	3,776,941
	1,980,000	3.500%	2/15/2033	1,909,540
	2,650,000	4.625%	2/15/2035	2,744,924
Total United States Treasury Notes (Cost $19,409,253)				19,746,950

Short-Term Investment - 0.27%	Shares
Fidelity Government Portfolio, 4.19% (a) (Cost $101,428)	101,428	101,428
Investments, at Value (Cost $37,548,615) - 98.96%		37,994,039
Other Assets Less Liabilities - 1.04%		399,240
Net Assets - 100.00%		$38,393,279

(a) Represents 7-day effective SEC yield as of April 30, 2025.

See Notes to Financial Statements

Genter Capital Dividend Income ETF

Schedule of Investments

As of April 30, 2025

	Shares	Value
Common Stock - 96.84%
Communications - 6.69%
AT&T Inc	882	$24,431
Comcast Corp	462	15,800
		40,231
Consumer Discretionary - 4.10%
Home Depot Inc/The	42	15,141
LKQ Corp	250	9,553
		24,694
Consumer Staples - 9.97%
Altria Group Inc	450	26,618
Kenvue Inc	684	16,142
PepsiCo Inc	127	17,219
		59,979
Energy - 10.47%
Chevron Corp	156	21,225
Enbridge Inc	600	28,014
Phillips 66	132	13,736
		62,975
Financials - 16.73%
Blackrock Inc	24	21,942
Capital One Financial Corp	96	17,305
JPMorgan Chase & Co	90	22,016
M&T Bank Corp	138	23,427
Northern Trust Corp	170	15,977
		100,667
Health Care - 19.53%
AbbVie Inc	90	17,559
Bristol-Myers Squibb Co	300	15,060
CVS Health Corp	342	22,815
Gilead Sciences Inc	180	19,177
Johnson & Johnson	108	16,881
Medtronic PLC	156	13,223
Merck & Co Inc	150	12,780
		117,495
Industrials - 8.18%
Emerson Electric Co	174	18,289
Lockheed Martin Corp	36	17,199
United Parcel Service Inc	144	13,723
		49,211
Materials - 7.27%
Air Products and Chemicals Inc	72	19,518
CRH PLC	144	13,740
Dow Inc	342	10,462
		43,720
Technology - 7.73%
Cisco Systems Inc	408	23,554
Corning Inc	300	13,314
Microchip Technology Inc	210	9,677
		46,545

See Notes to Financial Statements

Genter Capital Dividend Income ETF

Schedule of Investments (continued)

As of April 30, 2025

	Shares	Value
Common Stock (continued)
Utilities - 6.17%
Evergy Inc	288	19,901
Sempra	232	17,231
		37,132
Total Common Stock (Cost $597,536)		582,649

Short-Term Investment - 3.03%
Goldman Sachs Financial Square Government Fund, 4.23% (a) (Cost $18,215)	18,215	$18,215

Investments, at Value (Cost $615,751) - 99.87%		600,864
Other Assets Less Liabilities - 0.13%		787
Net Assets - 100.00%		$601,651

(a) Represents 7-day effective SEC yield as of April 30, 2025.

See Notes to Financial Statements

Genter Capital International Dividend ETF

Schedule of Investments

As of April 30, 2025

	Shares	Value
Common Stock - 95.85%
Canada - 8.86%
Enbridge Inc	553	$25,820
Manulife Financial Corp	541	16,565
Pembina Pipeline Corp	463	17,687
		60,072
France - 14.75%
AXA SA	487	23,118
BNP Paribas SA	547	23,083
Orange SA	1,555	22,485
Sanofi SA	301	16,540
Schneider Electric SE	319	14,760
		99,986
Germany - 5.59%
Allianz SE	595	24,579
Mercedes-Benz Group AG	895	13,291
		37,870
Hong Kong - 1.76%
CK Hutchison Holdings Ltd	2,125	11,921

Italy - 3.53%
Enel SpA	2,759	23,921

Japan - 16.59%
Honda Motor Co Ltd	523	15,957
Komatsu Ltd	385	11,123
Mitsubishi UFJ Financial Group Inc	2,275	28,756
Nomura Holdings Inc	2,879	15,978
ORIX Corp	635	12,738
Sumitomo Mitsui Financial Group Inc	1,963	27,875
		112,427
Netherlands - 3.38%
Koninklijke Ahold Delhaize NV	559	22,930

Spain - 3.40%
Banco Bilbao Vizcaya Argentaria SA	1,679	23,002

Sweden - 3.28%
Telefonaktiebolaget LM Ericsson	2,695	22,207

Switzerland - 2.83%
Novartis AG	169	19,180

See Notes to Financial Statements

Genter Capital International Dividend ETF

Schedule of Investments (continued)

As of April 30, 2025

	Shares	Value
United Kingdom - 28.66%
AstraZeneca PLC	301	$21,609
BAE Systems PLC	433	40,369
Barclays PLC	1,735	27,864
BP PLC	517	14,197
British American Tobacco PLC	439	19,118
Imperial Brands PLC	451	18,477
National Grid PLC	265	19,345
Rio Tinto PLC	241	14,315
Vodafone Group PLC	1,939	18,925
		194,219
United States - 3.22%
ABB Ltd	415	21,833
Total Common Stock (Cost $591,628)		649,568

Short-Term Investment - 3.99%	Shares
Goldman Sachs Financial Square Government Fund, 4.23% (a) (Cost $27,072)	27,072	27,072

Investments, at Value (Cost $618,700) - 99.84%		676,640
Other Assets Less Liabilities - 0.16%		1,095
Net Assets - 100.00%		$677,735

(a) Represents 7-day effective SEC yield as of April 30, 2025.

See Notes to Financial Statements

Genter ETFs

Statement of Assets and Liabilities

As of April 30, 2025

	Municipal Quality Intermediate ETF	Taxable Quality Intermediate ETF	Dividend Income ETF	International Dividend ETF
Assets:
Investments, at value	$4,843,520	$37,994,039	$600,864	$676,640
Cash	—	22,239	—	—
Receivables:
Dividends	—	—	935	1,191
Interest	43,464	388,348	36	89
Total assets	4,886,984	38,404,626	601,835	677,920
Liabilities:
Investments purchased	372,545	—	—	—
Accrued expenses:
Advisory fees	664	5,972	97	105
Administration fees	598	5,375	87	80
Total liabilities	373,807	11,347	184	185
Total Net Assets	$4,513,177	$38,393,279	$601,651	$677,735
Net Assets Consist of:
Paid in capital	$4,543,082	$37,943,086	$612,726	$620,570
Accumulated earnings (deficit)	(29,905)	450,193	(11,075)	57,165
Total Net Assets	$4,513,177	$38,393,279	$601,651	$677,735
ETF Shares Outstanding, no par value
(unlimited authorized shares)	450,000	3,740,000	60,000	60,000
Net Asset Value, Per Share	$10.03	$10.27	$10.03	$11.30
Investments, at cost	$4,876,474	$37,548,615	$615,751	$618,700

See Notes to Financial Statements

Genter ETFs

Statement of Operations

For the period ended April 30, 2025 (a)

	Municipal Quality Intermediate ETF	Taxable Quality Intermediate ETF	Dividend Income ETF	International Dividend ETF
Investment Income:
Dividends (net of withholding tax of $0, $0, $0, and $364)	$—	$—	$5,555	$5,194
Interest	60,151	1,243,161	257	409
Total Investment Income	60,151	1,243,161	5,812	5,603
Expenses:
Advisory fees	3,109	51,599	355	325
Administration fees	2,797	46,438	319	293
Net Expenses	5,906	98,037	674	618
Net Investment Income	54,245	1,145,124	5,138	4,985
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions:	2,353	12,355	2,454	(3,060)
Net change in unrealized appreciation (depreciation) on investment transactions:	(32,954)	445,424	(14,887)	57,940
Net Realized and Unrealized Gain (Loss) on Investments	(30,601)	457,779	(12,433)	54,880
Net Increase (Decrease) in Net Assets Resulting from Operations	$23,644	$1,602,903	$(7,295)	$59,865

(a) Commenced operations on May 21, 2024 for Municipal Quality Intermediate ETF and Taxable Quality Intermediate ETF and January 13, 2025 for Dividend Income ETF and International Dividend ETF.

See Notes to Financial Statements

Genter ETFs

Statements of Changes in Net Assets

For the period ended April 30, 2025 (a)

	Municipal Quality Intermediate ETF	Taxable Quality Intermediate	Dividend Income ETF	International Dividend ETF
Operations:
Net investment income	$54,245	$1,145,124	$5,138	$4,985
Net realized gain (loss) from investment transactions	2,353	12,355	2,454	(3,060)
Net change in unrealized appreciation (depreciation) on investments	(32,954)	445,424	(14,887)	57,940
Net Increase (Decrease) in Net Assets Resulting from Operations	23,644	1,602,903	(7,295)	59,865
Distributions to Shareholders From:
Distributable Earnings	(53,549)	(1,152,710)	(3,780)	(2,700)
Net Decrease in Net Assets Resulting from Distributions	(53,549)	(1,152,710)	(3,780)	(2,700)
Capital Share Transactions:
Shares sold	4,543,082	37,943,086	612,726	620,570
Shares repurchased	—	—	—	—
Net Increase in Net Assets Resulting from Capital Share Transactions	4,543,082	37,943,086	612,726	620,570
Net Increase in Net Assets	4,513,177	38,393,279	601,651	677,735
Net Assets:
Beginning of Period	—	—	—	—
End of Period	$4,513,177	$38,393,279	$601,651	$677,735
Share Information:
Shares sold	450,000	3,740,000	60,000	60,000
Shares repurchased	—	—	—	—
Net Increase in Capital Shares	450,000	3,740,000	60,000	60,000

(a) Commenced operations on May 21, 2024 for Municipal Quality Intermediate ETF and Taxable Quality Intermediate ETF and January 13, 2025 for Dividend Income ETF and International Dividend ETF.

See Notes to Financial Statements

Municipal Quality Intermediate ETF

Financial Highlights

	April 30,
For a share outstanding during period ended	2025(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (b)	0.33
Net realized and unrealized gain from investment transactions	(0.06)
Total from Investment Operations	0.27
Less Distributions From:
Net investment income	(0.31)
Total Distributions	(0.31)
ETF Transaction Fee	0.07
Net Asset Value, End of Period	$10.03
Total Return	3.42	%(d)
Net Assets, End of Period (in thousands)	$4,513

Ratios of:
Net Expenses to Average Net Assets	0.38	%(c)
Net Investment Income	3.46	%(c)
Portfolio turnover rate	51.62	%(d)

(a) The fund commenced operations on May 21, 2024.

(b) Calculated using the average shares method.

(c) Annualized

(d) Not annualized

See Notes to Financial Statements

Taxable Quality Intermediate ETF

Financial Highlights

	April 30,
For a share outstanding during period ended	2025(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (b)	0.43
Net realized and unrealized gain from investment transactions	0.20
Total from Investment Operations	0.63
Less Distributions From:
Net investment income	(0.38)
Net realized gains	(0.01)
Total Distributions	(0.39)
ETF Transaction Fee	0.03
Net Asset Value, End of Period	$10.27
Total Return	6.68	%(d)
Net Assets, End of Period (in thousands)	$38,393

Ratios of:
Net Expenses to Average Net Assets	0.38	%(c)
Net Investment Income	4.42	%(c)
Portfolio turnover rate	56.87	%(d)

(a) The fund commenced operations on May 21, 2024.

(b) Calculated using the average shares method.

(c) Annualized

(d) Not annualized

See Notes to Financial Statements

Dividend Income ETF

Financial Highlights

	April 30,
For a share outstanding during period ended	2025(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (b)	0.09
Net realized and unrealized gain from investment transactions	—
Total from Investment Operations	0.09
Less Distributions From:
Net investment income	(0.06)
Total Distributions	(0.06)
Net Asset Value, End of Period	$10.03
Total Return	0.89	%(d)
Net Assets, End of Period (in thousands)	$602

Ratios of:
Net Expenses to Average Net Assets	0.38	%(c)
Net Investment Income	2.87	%(c)
Portfolio turnover rate	10.12	%(d)

(a)	The fund commenced operations on January 13, 2025.
(b)	Calculated using the average shares method.
(c)	Annualized
(d)	Not annualized

See Notes to Financial Statements

International Dividend ETF

Financial Highlights

	April 30,
For a share outstanding during period ended	2025(a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (b)	0.10
Net realized and unrealized gain from investment transactions	1.25
Total from Investment Operations	1.35
Less Distributions From:
Net investment income	(0.05)
Total Distributions	(0.05)
Net Asset Value, End of Period	$11.30
Total Return	13.41	%(d)
Net Assets, End of Period (in thousands)	$678

Ratios of:
Net Expenses to Average Net Assets	0.38	%(c)
Net Investment Income	3.03	%(c)
Portfolio turnover rate	8.81	%(d)

(a)	The fund commenced operations on January 13, 2025.
(b)	Calculated using the average shares method.
(c)	Annualized
(d)	Not annualized

See Notes to Financial Statements

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

1.	Organization and Significant Accounting Policies

The Genter ETFs, actively managed exchange-traded funds, are each, a diversified series of the Spinnaker ETF Series (the “Trust”). The Trust was established as a Delaware statutory trust under an Agreement and Declaration of Trust on December 21, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Genter Capital Municipal Quality Intermediate ETF and the Genter Capital Taxable Quality Intermediate ETF commenced operations on May 21, 2024. The Genter Capital Dividend Income ETF and the Genter Capital International Dividend ETF commenced operations on January 13, 2025.

The investment objective of the Genter Capital Dividend Income ETF is to seek current income and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in domestic equity securities that have a record of paying dividends.

The investment objective of the Genter Capital International Dividend ETF is to seek current income and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in foreign equity securities that have records of paying dividends.

The investment objective of the Genter Capital Municipal Quality Intermediate ETF is to seek current income free from federal income tax with a secondar objective of capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of municipal obligations, the interest on which is exempt from regular federal income tax.

The investment objective of the Genter Capital Taxable Quality Intermediate ETF is to seek current income with limited risk to principal with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in investment grade, intermediate term securities.

The Trust will issue and redeem shares at Net Asset Value (“NAV”) only in a large specified number of shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 10,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the shares are not redeemable securities of the Genter ETFs. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by Capital Investment Group, Inc. (the “Distributor”). Individual shares of the Genter ETFs may only be purchased and sold in secondary market transactions through brokers. Shares of the Genter Capital Dividend Income ETF, Genter Capital International Dividend ETF, Genter Capital Municipal Quality Intermediate ETF, and Genter Capital Taxable Quality Intermediate ETF are listed for trading on NYSE Arca under the trading symbols GEND, GENW, GENM, and GENT, respectively, and because shares will trade at market prices rather than NAV, shares of the Genter ETFs may trade at a price greater than or less than NAV.

Creation Transaction Fees

A fixed creation transaction fee for Genter Capital Municipal Quality Intermediate ETF and Genter Capital Taxable Quality Intermediate ETF of $500 per transaction and $250 per transaction for Genter Capital Dividend Income ETF and the Genter Capital International Dividend ETF (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation units purchased in the transactions. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the Genter ETFs for the costs associated with buying the applicable securities. The price for each Creation Unit will equal the Genter ETF’s daily NAV per share times the number of Shares in a Creation Unit plus the Creation Transaction Fees, and, if applicable, any transfer taxes.

The following is a summary of significant accounting policies consistently followed by the Genter ETFs. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Genter ETFs follow the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies.”

Investment Valuation

The Genter ETFs’ investments in securities are carried at fair value. Securities listed on an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer), or (iii) based on amortized cost. An ETF’s debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent an ETF’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of an ETF’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by an ETF may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE Arca on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by a method that the Board of Trustees (“Trustees”) believe accurately reflects fair value. Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of an ETF’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which an ETF’s net asset value is not calculated and on which an ETF’s does not effect sales, redemptions and exchanges of its Shares.

Fair Value Measurement

The Genter ETFs have adopted ASC Topic 820, Fair Value Measurements. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Genter ETFs’ investments. These inputs are summarized in the three broad levels listed below:

Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the Genter ETFs have the ability to access.
Level 2:	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.
Level 3:	Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the Genter ETFs’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of April 30, 2025, for the Genter ETFs’ assets measured at fair value:

Genter Capital Municipal Quality Intermediate ETF (a)
	Total	Level 1	Level 2	Level 3
Assets
Asset-Backed Securities	$38,849	$—	$38,849	$—
Municipal Bonds	4,363,482	—	4,363,482	—
Short-Term Investment	441,189	441,189	—	—
Total Assets	$4,843,520	$441,189	$4,402,331	$—

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

Genter Capital Taxable Quality Intermediate ETF (a)
	Total	Level 1	Level 2	Level 3
Assets
Corporate Bonds*	$18,145,661	$—	$18,145,661	$—
United States Treasury Notes	19,746,950	—	19,746,950	—
Short-Term Investment	101,428	101,428	—	—
Total Assets	$37,994,039	$101,428	$37,892,611	$—

Genter Capital Dividend Income ETF (a)
Assets	Total	Level 1	Level 2	Level 3
Common Stock*	$582,649	$582,649	$—	$—
Short-Term Investment	18,215	18,215	—	—
Total Assets	$600,864	$600,864	$—	$—

Genter Capital International Dividend ETF (a)
	Total	Level 1	Level 2	Level 3
Assets
Common Stock*	$649,568	$649,568	$—	$—
Short-Term Investment	27,072	27,072	—	—
Total Assets	$676,640	$676,640	$—	$—

*	Refer to the Schedules of Investments for a breakdown by sector.
(a)	The ETF held no Level 3 securities during the period ended April 30, 2025.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income and expenses are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion/amortization of discounts and premiums using the effective interest method. Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

Expenses

The Genter ETFs bear expenses incurred specifically on their behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions

The Genter ETFs may declare and distribute dividends from net investment income, if any, quarterly. The Genter ETFs generally declare and distribute capital gains, if any, annually. Dividends and distributions to shareholders are recorded on ex-date.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Genter ETFs intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Risk Considerations

	Genter Capital Dividend Income ETF	Genter Capital International Dividend ETF	Genter Capital Municipal Quality Intermediate ETF	Genter Capital Taxable Quality Intermediate ETF
Alternative Minimum Tax Risk			X
Authorized Participant Risk	X	X	X	X

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

	Genter Capital Dividend Income ETF	Genter Capital International Dividend ETF	Genter Capital Municipal Quality Intermediate ETF	Genter Capital Taxable Quality Intermediate ETF
Call/Prepayment Risk			X	X
Credit/Default Risk			X	X
Cybersecurity Risk	X	X	X	X
Dividend Payment Risk	X	X
Early Close/Trading Halt Risk	X	X	X	X
Equity Securities Risk	X	X
ETF Structure Risk	X	X	X	X
Fixed Income Risk			X	X
Foreign Risk		X		X
Inflation Protected Securities Risk				X
Interest Rate Risk			X	X
Investment Risk	X	X	X	X
Limited History of Operations Risk	X	X	X	X
Management Risk	X	X	X	X
Market Risk	X	X	X	X
Mortgage- and Asset-Back Securities Risk				X
Municipal Securities Risk			X
Preferred Securities Risk				X
Risks from Selling or Writing Call Options	X
Small- and Mid-Cap Securities Risk	X
Tax Risk			X
U.S. Government Securities Risk			X	X

Alternative Minimum Tax risk. Although the fund seeks to distribute tax-exempt income, a portion of the fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Authorized Participant risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, which invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Call/Prepayment risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit/Default risk. Credit risk is the risk that issuers or guarantors of debt instruments is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social, or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

Cybersecurity risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

Dividend Payment Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Early Close/Trading Halt risk: An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Equity Securities Risk. Investments in equity securities may fluctuate in value response to many factors, including general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.

ETF Structure risks.  The Fund is structured as an ETF and as a result is subject to special risks, including:

●	Not individually redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units” which are only available to APs. Retail investors may only purchase or sell shares on the Exchange. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

●	Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.

●	Market price variance risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

■	To the extent Authorized Participants exit the business or are unable to process creations or redemptions and no other Authorized Participant can step in to do so, there may be a significantly reduced trading market in the Fund’s shares, which can lead to differences between the market value of Fund shares and the Fund’s net asset value.

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

■	The market price for the Fund’s shares may deviate from the Fund’s net asset value, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s net asset value, which is reflected in the bid and ask price for Fund shares or in the closing price.

■	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

■	In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s net asset value.

Fixed Income risk. Fixed income risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early or later than expected, potentially reducing the amount of interest payments or extending time to principal repayment). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. If the U.S. Federal Reserve’s Federal Open Market Committee (“FOMC”) raises the federal funds interest rate target, interest rates across the U.S. financial system may rise. However, the magnitude of rate changes across maturities and borrower sectors is uncertain. Rising rates may decrease liquidity and increase volatility, which may make portfolio management more difficult and costly to the Fund and its shareholders. Default risk increases if issuers must borrow at higher rates. Generally, these changing market conditions may cause the Fund’s share price to fluctuate or decline more than other types of equity investments.

Foreign Securities risk. Investments in securities of non-U.S. issuers are subject to risks not usually associated with owning securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the Fund’s investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.

Inflation-Protected Securities risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate risk. As interest rates rise, the value of fixed income securities held by a Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Interest rates in the United States are near historic lows, which may increase a Fund’s exposure to risks associated with rising rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy (including the Federal Reserve ending its “quantitative easing” policy of purchasing large quantities of securities issued or guaranteed by the U.S. government), rising inflation, and changes in general economic conditions. Interest rate changes can be sudden and unpredictable. Rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond investments at any given time. Changes in interest rates may also affect a Fund’s share price; a sharp rise in interest rates could cause a Fund’s share price to fall.

The average duration of a Fund’s portfolio of fixed income securities will vary based on the Subadvisor’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates. The Subadvisor intends to manage the Genter Capital Taxable Quality Intermediate ETF portfolio so that it has an average duration of between 2.5 and 6 years under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes and is typically expressed as a period of time. Duration differs from maturity, which is the time until a fixed income security’s issuer is obligated to pay the principal due on such security; however, a fixed income security’s duration increases as its maturity increases and decreases as its maturity decreases, meaning longer-maturity securities have higher durations than those with shorter maturity. The longer the duration of the securities held in a Fund’s portfolio, the more sensitive a Fund’s portfolio will be to a change in interest rates. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Genter Capital Taxable Quality Intermediate ETF, based on the portfolio’s average duration. Accordingly, securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

Investment risk. The value of the Fund’s investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of many securities, and this volatility may continue, and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.

Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.

Limited History of Operations risk. The Fund has a limited history of operations. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Management risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. The portfolio managers will utilize proprietary investment processes, techniques, and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Legislative, regulatory, or tax developments may affect the investment techniques available to the portfolio managers in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

Market risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.

Mortgage and Asset Backed Securities risks. MBS (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to “prepayment risk” and “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities.

Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and a Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Prepayment reduces the yield to maturity and the average life of the MBS or asset-backed securities. The maturity of certain securities, such as MBS and ABS, is calculated using the security’s weighted-average life. Estimated prepayment rates for these securities are used in this calculation. If actual prepayment rates differ from the estimates used in calculating the weighted-average life, each Fund’s yield and/or share price could be negatively affected.

Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Rising interest rates tend to extend the duration of MBS and asset-backed securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities. As a result, in a period of rising interest rates, MBS and asset-backed securities may exhibit additional volatility and may lose value.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. Because prepayment rates of individual mortgage pools vary widely, the maturity of a particular pool cannot be predicted precisely. A Fund’s investments in asset-backed securities are subject to risks similar to those associated with MBS, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

MBS may be either pass-through securities or CMOs. Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Each Fund will not invest in CMO tranches which represent a right to receive interest only (“Ios”), principal only (“Pos”), or an amount that remains after other floating-rate tranches are paid (an inverse floater). If a Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that such Fund could lose all or substantially all of its investment.

Ongoing developments in the residential mortgage market may have additional consequences to the market for mortgage-backed securities. In past years, delinquencies and losses generally increased with respect to securitizations involving residential mortgage loans and potentially could begin increasing again as a result of a weakening housing market and the seasoning of securitized pools of mortgage loans. Many so-called sub-prime mortgage pools are currently distressed and may be trading at significant discounts to their face value.

Mortgage lenders have adjusted their loan programs and underwriting standards, which has reduced the availability of mortgage credit to prospective mortgagors. This has resulted in reduced availability of financing alternatives for mortgagors seeking to refinance their mortgage loans. The reduced availability of refinancing options for mortgagors has resulted in higher rates of delinquencies, defaults, and losses on mortgage loans, particularly in the case of, but not limited to, mortgagors with adjustable rate mortgage loans or interest-only mortgage loans that experience significant increases in their monthly payments following the adjustment date or the end of the interest-only period. These events, alone or in combination with each other and with deteriorating economic conditions in the general economy, may continue to contribute to higher delinquency and default rates on mortgage loans. The tighter underwriting guidelines for residential mortgage loans, together with lower levels of home sales and reduced refinance activity, also may have contributed to a reduction in the prepayment rate for mortgage loans generally and this may continue. The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

The U.S. Government conservatorship of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Corporation (“Fannie Mae”) in September 2008 and its ultimate resolution may adversely affect the real estate market, the value of real estate-related assets generally, and markets generally. There may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of the Fund’s assets.

The Federal Housing Finance Agent (“FHFA”), as conservator or receiver of Fannie Mae and Freddie Mac, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to its appointment if it determines that performance of the contract is burdensome, and repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. In the event the guaranty obligations of Fannie Mae or Freddie Mac are repudiated, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

In its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

Municipal Securities risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy of an issuer could have a significant effect on the issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market 54 related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities also include special tax bonds, which are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Municipal securities backed by current or anticipated revenues from a specific project or specific assets or a specific tax can be negatively affected by the discontinuance of that taxation or the inability to collect revenues for the project or from the assets or tax. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. The bond markets may experience reduced liquidity due to events such as limited trading activity, reductions in bond inventory, market volatility, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price. The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

Preferred Securities risk. Investing in preferred stock involves the following risks: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Risks from Selling or Writing Call Options. Writing option contracts can result in losses that exceed the Fund’s initial investment and may lead to additional turnover and higher tax liability. The risk involved in writing a call option is that there could be an increase in the market value of the security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value or in the of cash settled options, the Fund would be required to purchase the option at a price that is higher than the original sales price for such option. Similarly, while writing call options can reduce the risk of owning stocks, such a strategy limits the opportunity of the Fund to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.

Small and Mid-Cap Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Tax risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state or local income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal, state or local changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

U.S. Government Securities risk. Debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

3.	Transactions with Related Parties and Service Providers

Advisor

The ETFs pay a monthly fee to OBP Capital, LLC (the “Advisor”) calculated at the annual rates shown below of the ETFs’ average daily net assets.

Fund	Management Fee
Genter Capital Municipal Quality Intermediate ETF	0.20%
Genter Capital Taxable Quality Intermediate ETF	0.20%
Genter Capital Dividend Income ETF	0.20%
Genter Capital International Dividend ETF	0.20%

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

The Advisor has engaged Genter Fund Management, LLC as the sub-advisor of the ETFs (the “Sub-Advisor”) to provide day to day portfolio management of the ETFs. The Advisor pays a monthly fee to the Sub-Advisor calculated at the annual rates shown below of the ETFs’ average daily net assets. The Sub-Advisor is paid directly by the Advisor out of the advisory ees disclosed above.

Fund	Sub-Advisory Fee
Genter Capital Municipal Quality Intermediate ETF	0.15%
Genter Capital Taxable Quality Intermediate ETF	0.15%
Genter Capital Dividend Income ETF	0.15%
Genter Capital International Dividend ETF	0.15%

For the fiscal year ended April 30, 2025, the Advisor earned the following in net advisory fees after payment of the Sub-Advisor fee:

Fund	Net Advisory Fee
Genter Capital Municipal Quality Intermediate ETF	$777
Genter Capital Taxable Quality Intermediate ETF	12,900
Genter Capital Dividend Income ETF	89
Genter Capital International Dividend ETF	81

For the fiscal year ended April 30, 2025, the Sub-Advisor earned the following in sub-advisory fees:

Fund	Sub-Advisory Fee
Genter Capital Municipal Quality Intermediate ETF	$2,332
Genter Capital Taxable Quality Intermediate ETF	38,699
Genter Capital Dividend Income ETF	266
Genter Capital International Dividend ETF	244

Administrator and Fund Accountant

The Nottingham Company (the “Administrator) serves as the administrator and fund accountant for the Genter ETFs. For its services, the Administrator is entitled to receive compensation from the Genter ETFs pursuant to the Fund Accounting and Administration Service Agreement with the Genter ETFs. The Administrator receives a unitary administration services fee of 0.18%, which is designed to pay the Funds’ expenses and to compensate the Administrator for providing service for the Funds. Out of the unitary administration services fee, the Administrator pays substantially all expenses of the Funds, including the costs of fund accounting and net asset value calculation, transfer agency, custody, fund administration, support for the Funds’ relationships with market makers and Authorized Participants, legal, audit, printing, filing fees and registration expenses, insurance, exchange fees and other services, and Independent Trustees’ fees, but excluding (i) investment advisory and subadvisory fee payment under the Trust’s agreements with the Advisor and Subadvisor; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the advisor or subadvisor). The Administrator and not Fund shareholders will benefit from any reduction in fees paid for third-party services, including reductions based on increases in assets.

The Genter ETFs incurred the following in administration fees for the fiscal year ended April 30, 2025:

Administration Fees
Genter Capital Municipal Quality Intermediate ETF	$2,797
Genter Capital Taxable Quality Intermediate ETF	46.438
Genter Capital Dividend Income ETF	319
Genter Capital International Dividend ETF	293

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

Compliance Services

The Nottingham Company, Inc. serves as the Trust’s compliance services provider including services as the Trust’s Chief Compliance Officer. The Nottingham Company is entitled to receive customary fees from the Genter ETFs for its services pursuant to the Compliance Services Agreement with the Genter ETFs.

Transfer Agent

Nottingham Shareholder Services (the “Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Genter ETFs. For its services, the Transfer Agent is entitled to receive compensation from the Genter ETFs pursuant to the Transfer Agent’s fee arrangements with the Genter ETFs. Broadridge Solutions, Inc., also serves as the Sub-Transfer Agent.

4.	Trustees and Officers

The Board is responsible for the management and supervision of the Genter ETFs. The Trustees approve all significant agreements between the Trust, on behalf of the Genter ETFs, and those companies that furnish services to the Genter ETFs; review performance of the Advisor and the Genter ETFs; and oversee activities of the Genter ETFs. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Effective January 1, 2025, the Independent Trustees receive a flat rate of $7,500 plus an additional $2,500 per Fund each year but may receive up to an additional $1,500 per special meeting in the event that special meetings are held. This amount may be paid pro rata in the event that the Fund closes during the year. The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings. Prior to January 1, 2025, the Independent Trustees received a flat rate of $5,000 plus an additional $2,000 per Fund each year but may receive up to an additional $2,250 per special meeting in the event that special meetings are held.

Each of the Trustees serves as a Trustee to all series of the Trust, including the Genter ETFs. Certain officers of the Trust may also be officers of the Advisor or the Administrator.

5.	Purchases and Sales of Investment Securities

For the fiscal year ended April 30, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases of Securities	Proceeds from Sales of Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities	In-Kind Purchases	In-Kind Sales
Municipal Quality Intermediate ETF	$5,232,727	$788,678	$—	$—	$—	$—
Taxable Quality Intermediate ETF	24,251,187	13,428,995	26,420,351	—	—	—
Dividend Income ETF	142,703	49,335	—	—	501,714	—
International Dividend ETF	146,275	40,243	—	—	488,655	—

6.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences. During the fiscal year, the Genter ETFs paid the following income capital distributions.

Municipal Quality Intermediate ETF	$53,549
Taxable Quality Intermediate ETF	1,152,710
Dividend Income ETF	3,780
International Dividend ETF	2,700

At April 30, 2025, the tax-basis cost of investments and components of accumulated deficit were as follows:

	Municipal Quality Intermediate ETF	Taxable Quality Intermediate ETF	Dividend Income ETF	International Dividend ETF
Cost of Investments	$4,876,474	$37,548,615	$615,751	$618,700
Gross Unrealized Appreciation	6,887	470,805	25,964	67,768
Gross Unrealized Depreciation	(39,841)	(25,381)	(40,851)	(9,828)
Net Unrealized Appreciation (Depreciation)	(32,954)	445,424	(14,887)	57,940
Undistributed Net Investment Income	696	23,767	1,358	2,285
Undistributed Capital Gains	2,353	—	2,454	—
Short Term Capital Loss Carryforward	—	—	—	(3,060)
Post October Loss	—	(18,998)	—	—
Distributable Earnings (Accumulated Deficit)	($29,905)	$450,193	($11,075)	$57,165

Genter ETFs

Notes to Financial Statements

As of April 30, 2025

Capital Loss Carryforwards

Accumulated capital losses noted above represent net capital loss carryovers as of April 30, 2025, that are available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. The capital loss carryforwards have no expiration date.

7.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Genter ETFs. In addition, in the normal course of business, the Trust enters into contracts with its service providers, on behalf of the Genter ETFs, and others that provide for general indemnifications. The Genter ETFs’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Genter ETFs. The Genter ETFs expect risk of loss to be remote.

8.	Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Spinnaker ETF Series

and the Shareholders of Spinnaker ETFs

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Genter Capital Dividend Income ETF, Genter Capital International Dividend ETF, Genter Capital Municipal Quality Intermediate ETF, and Genter Capital Taxable Quality Intermediate ETF (the “Funds”), each a series of Spinnaker ETF Series (the “Trust”), including the schedules of investments as of April 30, 2025, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2025, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Spinnaker ETFs	Statements of operations	Statements of changes in net assets	Financial highlights
Genter Capital Dividend Income ETF, Genter Capital International Dividend ETF	For the period January 13, 2025 (commencement of operations) through April 30, 2025	For the period January 13, 2025 (commencement of operations) through April 30, 2025	For the period January 13, 2025 (commencement of operations) through April 30, 2025
Genter Capital Municipal Quality Intermediate ETF, Genter Capital Taxable Quality Intermediate ETF	For the period May 21, 2024 (commencement of operations) through April 30, 2025	For the period May 21, 2024 (commencement of operations) through April 30, 2025	For the period May 21, 2024 (commencement of operations) through April 30, 2025

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2024.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 24, 2025

Genter ETFs

Additional Information (Unaudited)

As of April 30, 2025

Tax Information

We are required to advise you within 60 days of the Genter ETFs’ fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Genter ETF’s fiscal year ended April 30, 2025.

During the fiscal year, the Genter ETFs paid the following income capital distributions.

Municipal Quality Intermediate ETF	$ 53,549
Taxable Quality Intermediate ETF	1,152,710
Dividend Income ETF	3,780
International Dividend ETF	2,700

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in early 2025, to determine the calendar year amounts to be included in their 2024 tax returns. Shareholders should consult a tax advisor regarding the tax consequences of investments in the Genter ETFs.

Changes In and Disagreements with Accountants (Form N-CSR Item 8)

There were no changes in or disagreements with the accountant during the period.

Matters Submitted for Shareholder Vote (Form N-CSR Item 9)

Not applicable

Remuneration Paid to Directors, Officers and Others (Form N-CSR Item 10)

The aggregate compensation paid, on behalf of the Genter ETFs, to the Trustees for the period of this report was $12,196. For the period of this report, no special compensation was paid to the Trustees, no compensation was paid to any officer of the Genter ETFs, and no compensation was paid to any person of whom any officer or director of the Genter ETFs is an affiliated person.

Approval of Investment Advisory Agreements (Form N-CSR Item 11)

Approval of Investment Advisory Agreement

In connection with an organizational Board meeting held on December 12, 2024, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Genter Capital Dividend Income ETF and Genter Capital International Dividend ETF (the “Funds”) (the “Investment Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement. In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

Genter ETFs

Additional Information (Unaudited)

As of April 30, 2025

In deciding on whether to approve the proposed Investment Advisory Agreement, the Trustees considered numerous factors, including:

(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Advisor under the proposed Investment Advisory Agreement. The Trustees reviewed the services to be provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services; assuring compliance with the Fund’ investment objectives, policies, and limitations; and its coordination of services for the Funds among the Funds’ service providers. The Trustees evaluated: the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; compliance program; and financial condition.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of OBP’s business and compliance program), the Board concluded that the nature, extent, and quality of the services to be provided by the Advisor were satisfactory and adequate for the Funds.

(ii)	Performance. The Board noted that the Funds had not yet launched, and, therefore, had no performance to review. It was also noted that the Advisor had provided performance data for another series of the Trust where the Advisor oversees a sub-advisor for comparison. It was noted that the ETF had underperformed its benchmark for the one-year and since-inception periods. It was noted that the sub-advisor was responsible for the Funds’ performance and the ETF had liquidated in June 2023. The Board discussed projections and estimated size of the Funds over time. After further discussion, the Trustees considered the experience of the personnel of the Advisor and determined that the performance was satisfactory.

(iii)	Fees and Expenses. The Trustees compared the proposed advisory fee of the Funds to other comparable funds. The Board noted that, for the Genter Capital Dividend Income ETF, the management fee was above the peer group average and was lower than the category average. The Board noted that, for the Genter Capital International Dividend ETF, the management fee was lower than that of the peer group average and the category average. Upon further consideration and discussion of the foregoing, the Board determined that the fee to be paid to the Advisor was fair and reasonable in relation to the nature and quality of the services to be provided by the Advisor and that it reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)	Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Funds. It was noted that the Advisor’s contribution to the payment of Fund expenses by the Administrator was included in the profitability analysis for the first year and that the Advisor did not expect to be profitable with respect to each Fund over the first 12 months of managing the Funds but did expect to be profitable with respect to each Fund over the second 12 months of managing the Funds.

(v)	Economies of Scale. The Trustees noted that the Funds would not immediately realize economies of scale upon launch. The Trustees reviewed the Funds’ fee arrangements for breakpoints or other provisions that would allow the Funds’ shareholders to benefit from economies of scale in the future as the Funds grew. The Trustees determined that the maximum management fee would remain the same regardless of the Funds’ asset levels. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Funds grew.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that approval of the Investment Advisory Agreement was in the best interest of the shareholders of the Funds.

Approval of Investment Sub-Advisory Agreement

In connection with an organizational Board meeting held on December 12, 2024, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Advisor and Sub-Advisor, with respect to the Genter Capital Dividend Income ETF and Genter Capital International Dividend ETF (the “Funds”) (the “Investment Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Investment Sub-Advisory Agreement, the Trustees reviewed materials prepared by the Sub-Advisor.

Genter ETFs

Additional Information (Unaudited)

As of April 30, 2025

In deciding on whether to approve the proposed Investment Sub-Advisory Agreement, the Trustees considered numerous factors, including:

(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Sub-Advisor under the proposed Investment Sub-Advisory Agreement. The Trustees reviewed the services to be provided by the Sub-Advisor to the Funds including, without limitation, the quality of its investment sub-advisory services; assuring compliance with the Funds’ investment objectives, policies, and limitations; and its coordination of services for the Funds among the Funds’ service providers. The Trustees evaluated: the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; compliance program; and financial condition.

After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor (e.g., descriptions of Genter Capital’s business and compliance program), the Board concluded that the nature, extent, and quality of the services to be provided by the Sub-Advisor were satisfactory and adequate for the Funds.

(ii)	Performance. The Board noted that the Funds had not yet launched, and, therefore, had no performance to review. It was also noted that the Sub-Advisor had SMAs that were similar to each respective Fund, which had been presented for comparison. It was noted that the SMA similar to the Genter Capital Dividend Income ETF had underperformed its respective benchmark index for the 1-year period but outperformed for the 5-year, 10-year and since inception periods. The Sub-Advisor indicated that the 1-year underperformance was mainly due to the strategy’s security selection within the industrials sector as the higher yielding subset underperformed the faster growing, lower yielding subset of industrial companies held in the index. It was also noted that the SMA similar to the Genter Capital International Dividend ETF had outperformed its benchmark for all periods. The Board discussed projections and estimated size of the Funds over time. After further discussion, the Trustees considered the experience of the personnel of the Advisor and determined that the performance was satisfactory.

(iii)	Fees and Expenses. The Trustees compared the proposed sub-advisory fee of the Funds to that of SMAs managed by the Sub-Advisor. The Board noted that the sub-advisory fee was lower than the range provided for the SMAs similar to each Fund. Upon further consideration and discussion of the foregoing, the Board determined that the fee to be paid to the Sub-Advisor was fair and reasonable in relation to the nature and quality of the services to be provided by the Sub-Advisor and that it reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)	Profitability. The Board reviewed the Sub-Advisor’s profitability analysis in connection with its management of the Funds. It was noted that the Sub-Advisor did expect to be profitable with respect to each Fund over the first 12 months and second 12 months of managing the Funds.

(v)	Economies of Scale. The Trustees noted that the Funds would not immediately realize economies of scale upon launch. The Trustees reviewed the Funds’ fee arrangements for breakpoints or other provisions that would allow the Funds’ shareholders to benefit from economies of scale in the future as the Funds grew. The Trustees determined that the maximum management fee would remain the same regardless of the Funds’ asset levels. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Funds grew.

Conclusion. Having reviewed and discussed in depth such information from the Sub-Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that approval of the Investment Sub-Advisory Agreement was in the best interest of the shareholders of the Funds.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

No changes during the period.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 of this Form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7 of this Form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

None.

Item 16.	Controls and Procedures.

(a)	The President and Principal Executive Officer and the Treasurer, Principal Accounting Officer, and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Funds’ internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(a)(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act.

Filed herewith.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Spinnaker ETF Series

/s/ Katherine M. Honey
Date: July 7, 2025	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: July 7, 2025	Katherine M. Honey President and Principal Executive Officer

/s/ Peter McCabe
Date: July 7, 2025	Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer